Intangible Assets	6 Months Ended
Jun. 30, 2026
Intangible Assets [Abstract]
INTANGIBLE ASSETS

NOTE 3 – INTANGIBLE ASSETS

During the second quarter of 2026, in connection with a significant decline in the Company’s share price, the Company identified indicators of impairment related to its AI Solutions business unit (excluding Nanox Health IT Inc.) and its Nanox ARC business unit, which are at the lowest level of determining asset groups that generate cash flows separate from other asset groups. The indicators of impairment for each asset group were reduced forecasted revenues and operating results. As a result, the Company performed undiscounted cash flow analyses at each asset group level pursuant to ASC 360 to determine if the cash flows expected to be generated by each respective reporting unit over the estimated remaining useful life of the respective business unit’s primary asset were sufficient to recover the carrying value of each asset group.

Based on these analyses, the Company determined the undiscounted cash flows for the ARC asset group was sufficient to recover its carrying value whereas the undiscounted cash flows for the AI Solutions asset group was not sufficient to recover the carrying value of its long-lived assets.

As a result, the Company determined the fair value of the AI Solutions asset group. To estimate the fair value of the asset group, the Company utilized Level 3 measures that represent unobservable inputs, under the income approach, which is based on a discounted cash flow (DCF) analysis using market participants’ assumptions and calculates the fair value by estimating the after-tax cash flows attributable to the asset group and then discounting the after-tax cash flows to present value using a risk-adjusted discount rate.

Assumptions used in the DCF require significant judgment, including judgment about appropriate discount rates, growth rates, and the amount and timing of expected future cash flows. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts for 5.5 years following the assessment date, including expected revenue growth, costs to sales and operating expenses and (b) a discount rate of 25.3% (after tax) which reflects the weighted-average cost of capital adjusted for the relevant risk associated with the AI solutions asset group operations and the uncertainty inherent in the Company’s internally developed forecasts. The forecasted cash flows for the AI Solutions asset group were based on the Company’s most recent strategic plan and for periods beyond the strategic plan, the Company’s estimates were based on assumed growth rates expected as of the measurement date. The Company believes its assumptions were consistent with the plans and estimates that a market participant would use to manage its business. As a result of this analysis, the Company determined the fair value of the asset group was below its carrying value.

To record the asset group to fair value, the Company recorded an impairment charge of $40,695 thousand during the second quarter of 2026 recorded to cost of revenues – Impairment of intangible assets reducing the fair value of this asset group to $1,865 thousand. The impairment charge was allocated to the long-lived assets on a pro-rata basis as follows: $13,595 thousand to developed technology and $27,100 thousand to Image big data. Actual operating results and the related cash flows of the asset group could differ from the estimated operating results and related cash flows. In the event the asset group does not meet its forecasted projections, additional impairment charges could be recorded in the future. The Company also re-evaluated the remaining useful lives of the intangible assets and concluded no changes were necessary.